SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              December 5, 1997

              Date of Report (Date of earliest event reported)

                    SECURITY CAPITAL GROUP INCORPORATED

           (Exact Name of registrant as specified in its charter)

     Maryland                   1-13355                   36-3692698

  (State or other                                        (IRS Employer
  jurisdiction of           (Commission File             Identification
   incorporation)               Number)                      Number)
  ---------------            ---------------             --------------

                             125 Lincoln Avenue
                         Santa Fe, New Mexico 87501

                  (Address of principal executive offices)

                               (505) 982-9292

                      (Registrant's telephone number)

                               Not applicable

       (Former name or former address, if changed since last report)



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Item 4.  Changes in Company's Certifying Accountant.
------   ------------------------------------------

        For the fiscal year ended 1996, Arthur Andersen LLP ("Arthur Andersen"), the principal accountant for Security Capital Group Incorporated (the "Company") expressed reliance upon the report of Ernst & Young LLP ("Ernst & Young") with respect to the financial statements of Homestead Village Incorporated ("Homestead"), a subsidiary of the Company. For the fiscal year ending 1997, Arthur Andersen is not expected to express reliance upon the report of Ernst & Young with respect to the financial statementsof Homestead.

        On December 5, 1997, Homestead dismissed Ernst & Young as
Homestead's principal accountant to audit Homestead's financial statements and engaged Arthur Andersen as Homestead's principal accountant to audit Homestead's financial statements for the fiscal year ending December 31, 1997. The decision to change accountants was approved by the Audit Committee of the Board of Directors of Homestead.

        Ernst and Young's report on the financial statements of Homestead, for the fiscal year ending December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of Homestead's financial statements for the fiscal year ended December 31, 1996 and in subsequent interim periods, there has never been any disagreement with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, there has never been a reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934 (a "Reportable Event").

        Prior to engaging Arthur Andersen, Homestead had never consulted Arthur Andersen concerning either (i) the application of accounting principles to a specified completed or uncompleted transaction; (ii) the type of audit opinion that might be rendered on Homestead's financial statements; (iii) a written report or oral advice that the new accountant concluded was an important factor considered by Homestead in reaching a decision as to an accounting, auditing or financial reporting issue; or
(iv) any matter that was the subject of a Reportable Event.

        The letter from Ernst & Young evidencing its agreement with the statements made by Homestead herein is attached as Exhibit 99.1.


Item 7.  Exhibits.
------   --------

(c)   Exhibits

99.1     Letter from Ernst & Young.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 5, 1997              SECURITY CAPITAL GROUP INCORPORATED




                                     By: /s/ Jeffrey A. Klopf
                                         -------------------------
                                     Name:  Jeffrey A. Klopf
                                     Title: Senior Vice President and
                                              Secretary






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